UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Parler

On August 7, 2025, Amaze Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Parler Cloud Technologies, LLC (“Parler”), pursuant to which, subject to the satisfaction of certain conditions set forth therein, Parler will purchase 1,000,000 shares (the “Shares”) of common stock, par value 0.001 per share (the “Common Stock”), of the Company at $6.00 per share and a warrant (the “Warrant”) to purchase 1,000,000 shares of Common Stock (the “Warrant Shares”).

The Warrant will have an exercise price of $7.50 per share, subject to adjustment, will be exercisable at any time after issuance, and will expire three years from the date of issuance. The Warrant will not be exercisable if the total number of shares of Common Stock issuable upon exercise of the Warrant would result in Parler beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. This 19.9% cap will not apply if the Company obtains stockholder approval to issue the shares of Common Stock in excess of such cap as required by NYSE American rules.

The Purchase Agreement provides that Parler will begin its due diligence of the Company upon execution of the Purchase Agreement and complete its due diligence no later than October 6, 2025. Parler’s obligation to purchase the Shares and Warrant is contingent upon Parler being satisfied in its sole discretion with the results of its due diligence review. If dissatisfied with the results of its due diligence, Parler may deliver a notice to terminate the Purchase Agreement at any time prior to or on October 6, 2025.

Pursuant to the Purchase Agreement, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement to register for resale the Shares and the Warrant Shares within 60 days after the closing date and to use its reasonable best efforts to have the registration statement declared effective.

The foregoing description of the Purchase Agreement and the Warrant is qualified in its entirety by reference to the full text of such documents, which are attached Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Amended and Restated Convertible Promissory Notes

On August 11, 2025, the Company issued an amended and restated convertible promissory note (as amended, the “Frame Note”) in favor of Thomas Frame (“Frame”) to, among other things, increase the principal amount by $600,000 to $900,000 and the actual loan amount to $850,000, extend the maturity date to August 11, 2026, provide a conversion right, at the option of the holder, to convert at any time the outstanding principal plus accrued interest into shares of Common Stock at a conversion price of $4.00 per share, subject to adjustment for any stock split or reverse stock split, and grant piggy-back registration rights.

In connection with the Frame Note, the Company also issued to Frame a 5-year warrant (the “Frame Warrant”) to purchase up to 75,000 shares of Common Stock at an exercise price of $8.00 per share, subject to adjustment. The Frame Warrant provides that Frame will not have the right to exercise any portion of the Frame Warrant if Frame, together with his affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”). However, Frame may decrease or subsequently increase his Beneficial Ownership Limitation up to, and no higher than, 9.99%, but such increase will not be effective until the 61st day following notice to the Company. In addition, the Frame Warrant may not be exercised if the total number of shares of Common Stock issuable upon exercise of the Frame Warrant would result in Frame beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance. This 19.9% cap will not apply if the Company obtains stockholder approval to issue the shares of Common Stock in excess of such cap as required by NYSE American rules.

On August 11, 2025, the Company issued an amended and restated convertible promissory note (as amended, the “Giddings Note”) in favor of Sean Giddings (“Giddings”) to, among other things, extend the maturity date to August 11, 2026, provide a conversion right, at the option of the holder, to convert at any time the outstanding principal plus accrued interest into shares of the Company’s Common Stock at a conversion price of $4.00 per share, subject to adjustment for any stock split or reverse stock split, and grant piggy-back registration rights.

The Frame Note and Giddings Note each bear simple interest at rate of 10% and contain customary events of default.

The foregoing description of the Frame Note, Giddings Note and Frame Warrant is qualified in its entirety by reference to the full text of such documents, which are attached as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The securities described herein were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

Item 8.01 Other Events

On August 11, 2025, the Company issued a press release announcing a strategic partnership with Parler. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of August 7, 2025 between Amaze Holdings, Inc. and Parler Cloud LLC
10.2	Form of Warrant
10.3	Amended and Restated Convertible Promissory Note dated August 11, 2025 in favor of Thomas Frame
10.4	Amended and Restated Convertible Promissory Note dated August 11, 2025 in favor of Sean Giddings
10.5	Warrant dated August 11, 2025, issued to Thomas Frame
99.1	Press release dated August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Aaron Day
	Name:	Aaron Day
	Title:	Chief Executive Officer